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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of report (Date of earliest event reported): September 17, 2001



                          Grow Biz International, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


       000-22012                                        41-1622691
(Commission File Number)                 (I.R.S. Employer Identification Number)


           4200 Dahlberg Drive, Suite 100 Golden Valley, MN 55422-4837
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 520-8500
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Item 2.   Acquisition or Disposition of Assets.

          On September 17, 2001, the Company announced in a press release that it activated its stock repurchase program. A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 7.   Financial Statements and Exhibits.

          (c)     Exhibits:

                  99.1     Press Release dated September 17, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GROW BIZ INTERNATIONAL, INC



Date:  September 17, 2001                 By /s/ Mark Hooley
                                             ----------------
                                             Mark Hooley,
                                             Vice President and General Counsel
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                                  EXHIBIT INDEX

                                       to

                           September 17, 2001 Form 8-K

                          Grow Biz International, Inc.



Exhibit Number         Exhibit Description


      99.1             Press Release dated September 17, 2001.